Exhibit 10.8

FIRST AMENDMENT TO

THE PNC FINANCIAL SERVICES GROUP, INC.

SUPPLEMENTAL INCENTIVE SAVINGS PLAN

(as amended and restated effective July 1, 2004)

WHEREAS, The PNC Financial Services Group, Inc. (the “Corporation”) sponsors The PNC Financial Services Group, Inc. Supplemental Incentive Savings Plan (the “Plan”); and

WHEREAS, Section 10 of the Plan authorizes the Corporation to amend the Plan, and the Corporation wishes to amend the Plan as set forth below.

NOW, THEREFORE, IT IS RESOLVED, that the Plan is hereby amended as follows:

1. Section 1.9 is amended to provide in its entirety as follows:

“ ‘Deferral Election’ means a Participant’s election under the ISP or, as applicable, the RSP to defer a percentage of his or her Compensation; provided, however, that for years beginning after December 31, 2004, “Deferral Election shall mean a Participant’s election under this Plan to defer a percentage of his or her Compensation. In accordance with applicable transition guidance and relief provided by the Internal Revenue Service in its Notice 2005-1, as extended in its Prop. Reg. 1.409A, Deferral Elections for the 2005 year which are made by Participants and received by the Plan Manager on or before March 15, 2005 shall be effective for 2005. The Corporation intends by this Section 1.9 to incorporate by reference the transition relief provided for elections made under plans affected by Section 409A of the Internal Revenue Code under IRS Notice 2005-1, as extended by Prop. Reg. 1.409A and further intends such adoption to evidence its good faith compliance with Section 409A of the Internal Revenue Code for 2005.”

2. A new Section 3.3 is added to the Plan effective January 1, 2006 to provide in its entirety as follows:

“3.3 Limitation on Matching Contributions

Notwithstanding the provisions of Section 3.1 and 3.2, and effective January 1, 2006, Matching Contributions shall be limited to a maximum of $5,000 for any Participant in any calendar year.”

3. Section 9 of the Plan is amended by adding the following paragraph:

“Effective January 1, 2006, all administrative costs and expenses of the Plan, to the extent permitted under applicable law, shall be allocated among and deducted from Accounts of all Participants on a pro rata basis in accordance with procedures determined by the Plan Manager.”

Except as herein amended, the Plan shall remain in full force and effect.

Executed and adopted by the Chief Human Resources Officer of The PNC Financial Services Group, Inc. this 20 day of December, 2005 pursuant to authority delegated by the Corporation’s Personnel and Compensation Committee.

/s/ William E. Rosner

William E. Rosner
Senior Vice President and Chief Human Resources Officer

FIRST AMENDMENT TO

THE PNC FINANCIAL SERVICES GROUP, INC. AND AFFILIATES

DEFERRED COMPENSATION PLAN

(as amended and restated effective July 1, 2004)

WHEREAS, The PNC Financial Services Group, Inc. (the “Corporation”) sponsors The PNC Financial Services Group, Inc. and Affiliates Deferred Compensation Plan (the “Plan”); and

WHEREAS, Section 10 of the Plan authorizes the Corporation to amend the Plan, and the Corporation wishes to amend the Plan as set forth below.

NOW, THEREFORE, IT IS RESOLVED, that the Plan is hereby amended as follows:

1. A new Section 3.4 is added to the Plan to provide in its entirety as follows:

“3.4 Deferrals for Awards Earned in 2005

With respect to Cash Incentive Awards and Stock Deferrals (as described in Section 3.3 of the Plan) earned during 2005, Deferral Election Forms delivered to and received by the Plan Manager on or before March 15, 2005 from Participants who were Participants in the Plan on or before December 31, 2004 shall be given full force and effect as if they had been received by the Plan Manager on or before December 31, 2004. The Corporation intends by this Section 3.4 to incorporate by reference the transition relief provided for elections made under plans affected by Section 409A of the Internal Revenue Code under IRS Notice 2005-1, as extended by Prop. Reg. 1.409A and further intends such adoption to evidence its good faith compliance with Section 409A of the Internal Revenue Code for 2005.”

2. A new paragraph is added to Section 9 of the Plan to provide in its entirety as follows:

“Effective January 1, 2006, all administrative costs and expenses of the Plan, to the extent permitted under applicable law, shall be allocated among and deducted from Accounts of all Participants on a pro rata basis in accordance with procedures determined by the Plan Manager.”

Except as herein amended, the Plan shall remain in full force and effect.

Executed and adopted by the Chief Human Resources Officer of The PNC Financial Services Group, Inc. this 20 day of December, 2005 pursuant to authority delegated by the Corporation’s Personnel and Compensation Committee.

/s/ William E. Rosner

William E. Rosner
Senior Vice President and Chief Human Resources Officer